NOTE 2 FIXED ASSETS	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
FIXED ASSETS

Fixed assets at December 31, 2012 and 2011 are as follows:

	2012	2011
Furniture & Equipment	$88,051	$102,920
Capitalized Leases	29,220	29,220
Gross Fixed Assets	117,271	132,140
Less: Accumulated Depreciation	(81,850)	(72,025)
Net Fixed Assets	$35,421	$60,115

Depreciation expense for the years ended December 31, 2012 and 2011 was $20,125 and $21,107, respectively.